UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2006

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112,
Markham, Ontario	L3R 9R2
Address of principal offices	Zip Code

Registrant’s telephone number including area code: 905-479-0654

Item 2.02  Results of Operations and Financial Condition.

On August 8, 2006 registrant issued a release announcing its financial results for the second quarter of 2006.

The text of that release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 1. Release dated August 8, 2006 announcing registrants financial results for the second quarter of 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date	August 8, 2006	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer and Senior Vice President